CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

Supplement to the currently effective Prospectus for the above-listed Fund:

The following is hereby added immediately after the "Income Risk" subsection in the "Summary Information - Principal Investment Risks" section of the Prospectus:

Rule 144A Securities Risk. The Fund may invest a significant portion of its assets in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended, which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

The following is hereby added immediately after the first sentence in the "Liquidity and Valuation Risk" subsection in the "Summary Information - Principal Investment Risks" section of the Prospectus:

In particular, Rule 144A securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer.

The second, third and fourth numbered paragraphs in the “Index Construction” subsection in the “Additional Information About the Fund’s Principal Investment Strategies and Principal Investment Risks” section of the Prospectus are hereby deleted and replaced with the following:

2.	The Index is limited to securities that pay fixed amounts of interest and the following types of securities are specifically excluded:

•	bonds with an initial term of less than one year;

•	Reg. S bonds, Eurodollar bonds and EuroMTN bonds;

•	retail bonds;

•	floating-rate bonds;

•	zero-coupon bonds;

•	convertible bonds;

•	bonds cum or ex-warrant;

•	bonds with one cash flow only;

•	new bonds that have already been called;

•	bonds that permit issuers to make coupon payments either in cash or in new debt securities;

•	inflation or other index-linked bonds;

•	corporate bonds guaranteed by an agency, national or supranational government (including the Federal Deposit Insurance Corporation or Temporary Liquidity Guaranty Program);

•	perpetual securities (including Trust Preferred);

•	securities for which the Index calculation agent is unable to, or is prohibited from providing an evaluated price;

•	distressed bonds, defined as bonds whose yield to worst ranks among the top 1% by market value among bonds passing all other eligibility criteria and whose dirty price is below $80.

3.    The Index is constructed as follows:

•
On a semi-annual basis (on the last business day of June and December prior to January 1 of the Index's target maturity year), the Index undergoes an effective maturity reconstitution, where bonds in the universe of eligible securities are assigned to the Index based on their actual maturities or, in the case of callable bonds, effective maturities as determined by a proprietary rules based process.

•	The portfolio turnover resulting from effective maturity changes during any reconstitution is limited to 20% of the market value of the Index.

•
Prior to the final semi-annual reconstitution of the Index (on the last business day of December prior to January 1 of the Index's target maturity year), the Index is rebalanced based on the market values of the Index’s constituents on a monthly basis. Additions to or removals from the universe of eligible securities are reflected in each monthly rebalancing.

•
Prior to the final semi-annual reconstitution of the Index (on the last business day of December prior to January 1 of the Index's target maturity year), coupon payments and proceeds of constituents that are called or mature between rebalances are reinvested in 13-week U.S. Treasury Bills until the next monthly rebalancing of the Index.

•	After the final semi-annual reconstitution of the Index (on the last business day of December prior to January 1 of the Index's target maturity year):

•
The Index is calculated using a proprietary methodology that seeks to track the return of a held-to-maturity individual bond. In accordance with this methodology, the portfolio of bonds established in connection with the final semi-annual reconstitution of such Index will be fixed for the remainder of the life of the Index.

•
As bonds in the Index mature or are called and principal is returned, coupon payments and proceeds are re-invested in 13-week U.S. Treasury Bills until the termination of the Index. It is expected that the Index will consist largely, if not completely, of assets invested in such instruments when it terminates.

4.    Target Weights

•
The Index employs a market value weighting methodology to weight individual positions, subject to a 5% limit on individual issuers in the Index at each monthly rebalancing prior to the Index’s target maturity year. Once set, target weights are free to float due to market actions.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

December 4, 2015	BSJN-PRO-SUP